THE MANAGERS FUNDS

Managers Cadence Capital Appreciation Fund – Class B Shares

Managers Cadence Mid-Cap Fund – Class B Shares

Supplement dated May 1, 2011 to the Prospectus dated September 27, 2010 and Statement of Additional Information dated September 27, 2010

The following information supplements and supersedes any information to the contrary relating to Class B shares of Managers Cadence Capital Appreciation Fund and Managers Cadence Mid-Cap Fund (each a “Fund,” and collectively, the “Funds”), each a series of The Managers Funds, contained in the Funds’ Prospectus and Statement of Additional Information, each dated September 27, 2010.

Effective June 30, 2011 (the “Closure Date”), Class B shares of the Funds will be closed to all investors and will no longer be available for purchase, except as noted below.

As of the Closure Date, Class B shares of each Fund will be closed to all investors and will no longer be available for purchase, including purchases by exchange, except for purchases made by automatic reinvestment of dividends and capital gains distributions pursuant to such Fund’s automatic reinvestment plan. Shareholders who redeem Class B shares of the Funds will continue to be subject to the deferred sales charges described in the Prospectus. The Funds reserve the right to modify this policy at any time.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE